SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                August 8, 2002
               Date of Report (Date of earliest event reported)

                            US AIRWAYS GROUP, INC.
                       (Commission file number: 1-8444)

                                      and

                               US AIRWAYS, INC.
                       (Commission file number: 1-8442)

          (Exact names of registrants as specified in their charters)

              Delaware                 US Airways Group, Inc. 54-1194634
       (State of incorporation         US Airways, Inc. 53-0218143
        of both registrants)           (I.R.S. Employer Identification Nos.)


                            US Airways Group, Inc.
                    2345 Crystal Drive, Arlington, VA 22227
                   (Address of principal executive offices)
                                (703) 872-7000
             (Registrant's telephone number, including area code)


                               US Airways, Inc.
                    2345 Crystal Drive, Arlington, VA 22227
                   (Address of principal executive offices)
                                (703) 872-7000
             (Registrant's telephone number, including area code)



Item 5.  Other Events.

         On August 8, 2002, US Airways, Inc. (the "Company") is holding a meeting of its bondholders in New York. A notice of such meeting dated July 26, 2002 was previously sent to bondholders and is attached hereto as an exhibit to this filing. At the meeting, the Company will discuss its restructuring efforts, which discussions will be consistent with the Company's prior public statements. In addition, the Company will discuss the view of its financial advisor, Seabury Advisors LLC, as to their estimated economic values in the current aircraft market, which views are summarized as follows:


                                    Aircraft Value ($ millions)        Monthly Lease Rates ($ thousands)
                  B737-300          $7.5 to $8.5                       $90.0 to $105.0
                  B737-400          $9.5 to $11.0                      $110.0 to $120.0
                  B757-200          $17.0 to $19.0                     $175.0 to $220.0
                  B767-200          $18.5 to $19.5                     $215.0 to $230.0

         Before deducting from these economic values the cost to ensure the aircraft are at half-time condition for airframe/engines/components; fresh from "C"-check (or equivalent); clearance of Airworthiness Directives; and before subtracting carrying capital costs, storage and remarketing fees/expenses.

         Seabury's assessment also included estimates of net economic realizable value, taking into account aircraft age, maintenance condition, remarketing and carrying costs, as follows:

                                    Aircraft Value ($ millions)        Monthly Lease Rates ($ thousands)
                  B737-300          $6.0 to $7.0                       $75.0 to $90.0
                  B737-400          $8.0 to $9.5                       $90.0 to $100.0
                  B757-200          $14.5 to $16.5                     $150.0 to $185.0
                  B767-200          $16.0 to $17.0                     $180.0 to $195.0

         After deducting a reasonable estimate of the possible cost of ensuring aircraft are in half-time condition for airframe/engines/ components; fresh from "C"-check (or equivalent); clearance of Airworthiness Directives; and before subtracting carrying capital costs, storage and remarketing fees/expenses.


Item 7.  Financial Statements and Exhibits.

         (c)      The following exhibit is filed with this report:

         99.1 Notice of Proposed Meeting, dated as of July 26, 2002, with US Airways, Inc. and the Holders of US Air 1987 Equipment Trust Certificates, Series A-F; US Air 1988 Equipment Trust Certificates, Series A-L; Piedmont 1988 Equipment Trust Certificates, Series A-K; US Air 1989-A Pass Through Certificates, Series 1989-A; US Air 1990 Equipment Trust Certificates, Series A-D; US Air 1990-A Pass Through Certificates, Series 1990-A; US Air 1990-B Pass Through Certificates, Series 1990-B; US Air 1991-C and D Pass Through Certificates; Series 1991-C and D; US Air 1993-A Pass Through Certificates; Series 1993-A; and US Air 1996 Enhanced Equipment Notes, Class A-C; to be held on Thursday, August 8, 2002.



                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            US AIRWAYS GROUP, INC. (REGISTRANT)

Date: August 8, 2002                        By: /s/ Anita P. Beier
                                                --------------------------------
                                            Name:  Anita P. Beier
                                            Title: Vice President and Controller
                                                   (Chief Accounting Officer)


                                            US AIRWAYS, INC. (REGISTRANT)

Date: August 8, 2002                        By: /s/ Anita P. Beier
                                                --------------------------------
                                            Name:  Anita P. Beier
                                            Title: Vice President and Controller
                                                   (Chief Accounting Officer)



                               EXHIBIT INDEX

99.1 Notice of Proposed Meeting, dated as of July 26, 2002, with US Airways, Inc. and the Holders of US Air 1987 Equipment Trust Certificates Series A- F; US Air 1988 Equipment Trust Certificates, Series A-L; Piedmon 1988 Equipment Trust Certificates, Series A-K; US Air 1989-A Pass Through Certificates, Series 1989-A; US Air 1990 Equipment Trust Certificates, Series A-D; US Air 1990-A Pass Through Certificates, Series 1990 A; US Air 1990-B Pass Through Certificates, Series 1990-B; US Air 1991 and D Pass Through Certificates, Series 1991-C and D; US Air 1993-A Pass Through Certificates, Series 1993-A and US Air 1996 Enhanced Equipment Notes, Class A-C; to be held on Thursday, August 8, 2002.




                                                               Exhibit 99.1

                             US AIRWAYS, INC.


           US Air 1987 Equipment Trust Certificates, Series A - F
           US Air 1988 Equipment Trust Certificates, Series A - L
          Piedmont 1988 Equipment Trust Certificates, Series A - K
           US Air 1989-A Pass Through Certificates, Series 1989-A
           US Air 1990 Equipment Trust Certificates, Series A - D
           US Air 1990-A Pass Through Certificates, Series 1990-A
           US Air 1990-B Pass Through Certificates, Series 1990-B
     US Air 1991-C and D Pass Through Certificates, Series 1991-C and D
           US Air 1993-A Pass Through Certificates, Series 1993-A
             US Air 1996 Enhanced Equipment Notes, Class A - C

          NOTICE OF PROPOSED MEETING WITH US AIRWAYS, INC. AND THE
                 HOLDERS OF THE ABOVE REFERENCED ISSUANCES
                                    AND
             REQUEST FOR INFORMATION ON ULTIMATE HOLDERS INC.

         US Airways, Inc. (the "Company") is contacting the holders (the "Holders") of certain publicly issued debt securities secured by aircraft operated by the Company, including holders of the above referenced Pass Through Certificates and Equipment Trust Certificates (the "Certificates"), to inform them of a meeting to be held on Thursday, August 8, 2002 with the Company.

         The details of the meeting are as follows:

         DATE/TIME:      THURSDAY, AUGUST 8, 2002.

         PLACE:          SKADDEN, ARPS, SLATE, MEAGHER & FLOM
                         FOUR TIMES SQUARE, 37TH FLOOR
                         NEW YORK, NY 10036

         REGISTRATION:   Registration is required to attend this meeting.
                         To register, please fill out the attached Registration
                         Form and return it to Seabury Securities LLC,
                         Attention: Michael Cox and Greg Ethier, facsimile:
                         (703) 872-7656.


         The Company intends to share with you an overview of its restructuring program and update you on its financial status, and to discuss the effects its overall proposed restructuring program may have on your investment. Following a general overview discussion, you will be given the opportunity to continue at the meeting and participate in discussions with the Company concerning a potential restructuring of some or all of the Certificates, subject to your having executed a Confidentiality Agreement with the Company, in the form provided to you with this Notice, at or prior to the meeting. The Company will be permitted to share with those parties that executed a Confidentiality Agreement a more in-depth presentation concerning its restructuring program. Should you choose not to enter into a Confidentiality Agreement at or prior to the meeting, you will be required to leave the meeting at that time.

         The addressees of this Notice are registered holders identified in the records of the applicable Trustee as holding a position in the applicable Certificates, either for their own account or on behalf of other parties. IT IS IMPERATIVE THAT THE BENEFICIAL OWNERS OF THE CERTIFICATES, IF IT HAS NOT ALREADY DONE SO, PROVIDE CONTACT INFORMATION BY RETURNING THE ATTACHED FORM TO THE COMPANY AS SOON AS POSSIBLE. If the person receiving this Notice holds an interest in Certificates on behalf of other parties, please provide the contact information for those parties to the Company by returning the attached completed form and forward a copy of this Notice with attached form to those parties.

         Once the contact information for the beneficial owners of the Certificates is returned, the beneficial owners will be contacted by the Company or its financial advisors, Seabury Securities LLC, and details concerning the proposed meeting will be provided to such beneficial holders. In addition, upon execution and delivery by the beneficial owners of a confidentiality agreement, the Company will provide information regarding its current financial status and restructuring plans.


THIS NOTICE DOES NOT CONSTITUTE AN OFFER BY THE COMPANY OR THE TRUSTEE TO SELL ANY SECURITIES AND NEITHER THE COMPANY NOR THE TRUSTEE ARE SOLICITING OFFERS TO BUY ANY SECURITIES. PRIOR TO ANY OFFER OR SALE OF SECURITIES IN CONNECTION WITH A RESTRUCTURING PROPOSAL BY THE COMPANY, IF ANY, EACH BENEFICIAL HOLDER OF CERTIFICATES WILL BE REQUIRED TO REPRESENT THAT IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501 (a)(1),
(2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT OF 1933, AS
AMENDED.

         All correspondence regarding this Notice should be directed to:

         Seabury Securities LLC, c/o US Airways, Inc., 2345 Crystal Drive, Arlington, Virginia 22227, Attn: Michael Cox (telephone: (703) 872-6351; fax (703) 872- 7656; e:mail: mcox@seaburygroup.com) or Greg Ethier (telephone: (703) 872- 6449; fax: (703) 872-7656;
         e:mail: gethier@seaburygroup.com)

         with a copy to Howard L. Wu, Esq., Associate General Counsel, US Airways, Inc., 2345 Crystal Drive, Arlington, Virginia 22227 (telephone: (703) 872-5228; fax: (703) 872-5252;
         email:howard_wu@usairways.com);


July  26, 2002                              US AIRWAYS, INC.